DELAWARE POOLED® TRUST

The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Global Real Estate Securities Portfolio
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio
(each, a "Portfolio" and collectively, the "Portfolios")

Supplement to the Portfolios' Prospectuses dated February 27, 2009

At a meeting held on November 18-19, 2009, the Board of Trustees of Delaware Pooled Trust (the "Trust") voted to revise the categories of shareholders eligible to invest in the Portfolios without meeting the $1 million minimum to include positions that will be held in omnibus accounts in the future. The following replaces the section entitled, "How to Purchase Shares - Minimum Investments." on page 73 of the Portfolios' Prospectus.

Minimum investments. The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Fund. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Fund has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Effective November 19, 2009, Delaware Management Company, The International Equity Portfolio's investment manager (the "Manager"), has implemented a voluntary expense cap for the Portfolio as set forth in the table below. The following replaces the information in the section entitled, "What are The International Equity Portfolio's fees and expenses?" on page 20. These voluntary expense limitations are subject to the exclusions described below and may be discontinued at any time.

What are The International Equity Portfolio's fees and expenses?
Shareholder fees are paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum sales charge (load) imposed on reinvested dividends	none
Purchase reimbursement fees	none
Redemption reimbursement fees	none
Exchange fees	none

Annual Portfolio operating expenses are deducted from the Portfolio's assets.

Investment advisory fees[1]	0.75%
Distribution and service (12b-1) fees	none
Other expenses	0.12%
Total annual fund operating expenses	0.87%

1 The Manager has voluntarily agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding, in an aggregate amount, 0.90% of the Portfolio's average daily net assets from November 19, 2009 until such time as the waiver is discontinued. These waivers may be discontinued at any time because they are voluntary, and they apply only to expenses paid directly by the Portfolio.

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year	$89
3 years	$278
5 years	$482
10 years	$1,073

2 This example does not assume the voluntary expense cap described in footnote 1.

Please keep this Supplement for future reference.

This Supplement is dated November 19, 2009.